UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 2, 2006
Commission File Number 1-13873

STEELCASE INC.

Michigan	38-0819050
(State of incorporation)	(IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan	49508
(Address of principal executive offices)	(Zip code)
(616) 247-2710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 8.01. Other Events
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement, dated August 2, 2006
Indenture, dated as of August 7, 2006
Form of Global Note representing 6.5% Senior Notes due 2011
Officers' Certificate of Steelcase Inc.

ITEM 1.01. Entry into a Material Definitive Agreement
On August 2, 2006, Steelcase Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), for the issuance and sale by the Company of $250 million aggregate principal amount of the Company’s 6.5% Senior Notes due 2011 (the “6.5% Notes”), pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-131464) (the “Registration Statement”).
The Company and the Underwriters consummated the sale and purchase of the 6.5% Notes on August 7, 2006. The 6.5% Notes are being sold to the public at an issue price of 99.715% of the 6.5% Notes’ principal amount of $250 million. The net proceeds to the Company from the sale of the 6.5% Notes, after the underwriting discount, but before transaction expenses, will be approximately $247,787,500.
The Company has executed an Indenture (the “Indenture”) dated August 7, 2006 with J.P. Morgan Trust Company, National Association as trustee (the “Trustee”). The Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference.
Copies of the Underwriting Agreement and the form of the Global Note, dated August 7, 2006, representing the 6.5% Notes are attached hereto as Exhibits 1.1 and 4.2, respectively, and are incorporated by reference. In addition, the Officers’ Certificate, dated August 7, 2006, establishing the terms of the 6.5% Notes in accordance with the Indenture, is attached hereto as Exhibit 4.3 and is incorporated by reference.
The Underwriting Agreement and the Indenture contain customary representations, warranties and covenants that are valid as between the parties and as of the date of entering such agreements and they are not factual information to investors about the Company.
ITEM 8.01. Other Events
On August 7, 2006, the Company instructed the Trustee to issue a notice of redemption with respect to the outstanding $250 million aggregate principal amount of the Company’s 6.375% Senior Notes due November 15, 2006 (the “6.375% Notes”). The 6.375% Notes will be redeemed on September 6, 2006 at a redemption price calculated in accordance with the Indenture, dated as of November 27, 2001, among the Company and the Trustee (as successor in interest to Bank One Trust Company, N.A.), as supplemented by the First Supplemental Indenture, dated as of November 27, 2001.
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 2, 2006, between Steelcase Inc. and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of August 7, 2006, by and between Steelcase Inc. and J.P. Morgan Trust Company, National Association as trustee.*

4.2	Form of Global Note representing the 6.5% Senior Notes due 2011.

4.3	Officers’ Certificate of Steelcase Inc. establishing the terms of the 6.5% Senior Notes due 2011.

*	The Indenture supercedes and replaces the form of indenture previously filed as Exhibit 4.1 to the Registration Statement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Steelcase Inc.

Date: August 7, 2006	/s/ James P. Keane

James P. Keane
Senior Vice President,
Chief Financial Officer
(Duly Authorized Officer and
Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 2, 2006, between Steelcase Inc. and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of August 7, 2006, by and between Steelcase Inc. and J.P. Morgan Trust Company, National Association as trustee.*

4.2	Form of Global Note representing the 6.5% Senior Notes due 2011.

4.3	Officers’ Certificate of Steelcase Inc. establishing the terms of the 6.5% Senior Notes due 2011.

*	The Indenture supercedes and replaces the form of indenture previously filed as Exhibit 4.1 to the Registration Statement.